UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 2, 2024

ARES STRATEGIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01512	88-6432468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY		10167
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 2, 2024, Ares Strategic Income Fund (the “Fund”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated June 5, 2024, between the Fund and the Trustee (the “Base Indenture,” and, together with the Second Supplemental Indenture, the “Indenture”). The Second Supplemental Indenture relates to the Fund’s issuance, offer and sale of $750,000,000 aggregate principal amount of its 5.600% notes due 2030 (the “Notes”).

The Notes will mature on February 15, 2030, and may be redeemed in whole or in part at the Fund’s option at any time at the redemption price set forth in the Second Supplemental Indenture. The Notes bear interest at a rate of 5.600% per year payable semiannually on February 15 and August 15 of each year, commencing on February 15, 2025. The Notes are direct unsecured obligations of the Fund.

The Fund expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. The Fund may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The Base Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Fund to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, as such obligation may be amended or superseded but giving effect to any exemptive relief granted to the Fund by the Securities and Exchange Commission (the “SEC”), and to provide financial information to the holders of the Notes and the Trustee if the Fund should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by Fitch, Inc., Moody’s Investor Services, Inc. and S&P Global Inc.), the Fund will be required to make an offer to purchase the Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase.

The Notes were sold to several initial purchasers (the “Initial Purchasers”) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for the initial resale by the Initial Purchasers to (i) qualified institutional buyers in transactions exempt from registration under the Securities Act pursuant to Rule 144A thereunder or (ii) certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The transaction closed on October 2, 2024.

The Trustee also serves as the Fund’s custodian under the terms of a custody agreement, pursuant to which it receives customary fees and expenses as custodian.

Registration Rights Agreement

In connection with the sale of the Notes, the Fund entered into a Registration Rights Agreement, dated October 2, 2024 (the “Registration Rights Agreement”), with BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Fund is obligated to file with the SEC a registration statement relating to an offer to exchange the Notes for new notes issued by the Fund that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes (except for provisions relating to transfer restrictions and payment of additional interest) and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the Notes. Alternatively, in accordance with the terms of the Registration Rights Agreement, the Fund may consummate such exchange offer through use of an existing registration statement. If the Fund fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

The foregoing descriptions of the Second Supplemental Indenture, Registration Rights Agreement and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Supplemental Indenture, Registration Rights Agreement and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the issuance of the Notes, the Fund entered into an interest rate swap agreement with Wells Fargo Bank, N.A. to more closely align the interest rate of such liability with the Fund’s investment portfolio, which consists primarily of floating rate loans. The notional amount of the interest rate swap is $750,000,000, pursuant to which the Fund will receive fixed rate interest at 5.600% and pay floating rate interest based on one-month SOFR +2.302%. The interest rate swap matures on February 15, 2030.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of October 2, 2024, relating to the 5.600% Notes due 2030, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 5.600% Notes due 2030 (contained in the Second Supplemental Indenture filed as Exhibit 4.1 hereto)

4.3	Registration Rights Agreement, dated as of October 2, 2024, relating to the 5.600% Notes due 2030 by and among Ares Strategic Income Fund and BNP Paribas Securities Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES STRATEGIC INCOME FUND

Date: October 2, 2024

	By:	/s/ Scott C. Lem
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer